Exhibit 99.1

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 19, 2010, is by and among ENTEGRIS, INC., a Delaware corporation (the “Company”), and POCO GRAPHITE, INC., a Delaware corporation (“Poco”; the Company and Poco, collectively, the “Borrowers” and each, individually, a “Borrower”), EACH OF THE PERSONS IDENTIFIED AS A GUARANTOR ON THE SIGNATURE PAGES HERETO (collectively, the “Guarantors” and each, individually, a “Guarantor”), EACH OF THE PERSONS IDENTIFIED AS A BANK ON THE SIGNATURE PAGES HERETO, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its separate capacity as administrative agent for itself and all other Banks (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of March 2, 2009 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 17, 2009 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 11, 2009, and as further amended or modified from time to time, collectively, the “Existing Credit Agreement”) among the Borrowers, the Banks (as defined therein), the Agent, CITIBANK, N.A., as Syndication Agent (in such capacity, the “Syndication Agent”), and RBS CITIZENS, NATIONAL ASSOCIATION, as successor by merger to Citizens Bank. N.A., as Documentation Agent (in such capacity, the “Documentation Agent”), the Banks have extended commitments to make certain credit facilities available to the Borrowers; and

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement, as amended hereby.

“Effective Date” shall have the meaning set forth in Subpart 3.1.

SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

SUBPART 2.1. Amendment to Definition of Borrowing Base (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Borrowing Base” set forth in

Section 1.1 is amended by deleting such definition and replacing it with the following:

“Borrowing Base” means, as of any date of determination, the result of:

(a) 75% of Eligible Accounts; plus

(b) 45% of Eligible Inventory; plus

(c) with respect to Eligible Fixed Assets, the lesser of (i) the Fixed Asset Cap and (ii) 100% of the NOLV of Eligible Fixed Assets; provided, that, the amount included in the Borrowing Base under this clause (c) shall be reduced immediately upon any sale of Eligible Fixed Assets to reflect the sale of such assets. As used herein, “Fixed Asset Cap” means $25,000,000 at all times on or before May 3, 2011, and $20,000,000 at all times thereafter.

The Agent shall have the right, in its Permitted Discretion, to reduce any of the advance rates set forth above based upon the results of any collateral examination conducted by or on behalf of the Agent or any Appraisal.

SUBPART 2.2. Amendment to Definition of Eligible Accounts (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Eligible Accounts” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Eligible Accounts” means those Accounts created by a Borrower in the ordinary course of its business, that arise out of its sale of goods or rendition of services, that comply with each of the representations and warranties respecting Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, however, that such criteria may be revised from time to time by the Agent in its Permitted Discretion to address the results of any audit performed by the Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied customer cash. Eligible Accounts shall not include the following unless otherwise agreed to in writing by the Agent:

(a) Accounts with respect to which the Account Debtor is an Affiliate of any Borrower or an employee or agent of any Borrower or any Affiliate of any Borrower,

(b) Accounts in excess of $3,000,000 in the aggregate with respect to which the Account Debtor either (i) does not maintain a place of business in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless, to the extent required by the Agent, (y) the Account is supported by an irrevocable letter of credit satisfactory to the Agent (as to form, substance, and issuer or domestic confirming bank) in its Permitted Discretion that has been delivered to the Agent and is directly drawable by Agent, or (z) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to the Agent in its Permitted Discretion,

(c) Accounts, the collection of which, the Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor’s financial condition, or

(d) Accounts that are not subject to a valid and perfected first priority Agent’s Lien.

SUBPART 2.3. Amendment to Definition of Eligible Inventory (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Eligible Inventory” set forth in Section 1.1 is amended by deleting clause (f) thereof and replacing such clause with the following:

(f) goods placed on consignment by a Borrower with a customer or other Person, provided, that such criteria shall not exclude goods of up to $2,500,000 in value (valued at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) in the aggregate at any time placed on consignment with customers at locations in the continental United States.

SUBPART 2.4. Deletion of Definition of Extraordinary Receipts (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, Section 1.1 is amended by deleting the definition of “Extraordinary Receipts.”

SUBPART 2.5. Addition of Definition of Japan A/R Financing Transaction (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, Section 1.1 is amended by adding the following new definition of “Japan A/R Financing Transaction” in appropriate alphabetical order:

“Japan A/R Financing Transaction” means one or more transactions in which Nihon Entegris K.K. sells accounts receivable of Nihon Entegris K.K. not exceeding $15,000,000 in the aggregate during any calendar month to a financing entity on a non-recourse basis (other than any recourse relating to customary representations by Nihon Entegris K.K. as to the bona fide nature of the sold accounts receivable and Nihon Entegris K.K.’s delivery of the goods or performance of the services giving rise to such accounts receivable).

SUBPART 2.6. Amendment to Definition of Line Block (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Line Block” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Line Block” means $0.00.

SUBPART 2.7. Deletion of Definition of Overadvance Basket (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, Section 1.1 is amended by deleting the definition of “Overadvance Basket.”

SUBPART 2.8. Amendment to Definition of Permitted Debt (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Permitted Debt” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Permitted Debt” means: (a) Debt of the Obligors in existence on the date of this Agreement and listed in Schedule 6.2, together with refinancings and renewals thereof so long as the maximum available or committed amount of any such refinanced or renewed Debt is not increased in connection therewith; (b) Permitted Purchase Money Debt; (c) Permitted Foreign Subsidiary Debt; (d) FX and Currency Option Obligations, and Rate Hedging Obligations, in each case to the extent arising in the ordinary course of business and not for speculative purposes, (e) Intercompany Loans permitted under Section 6.3, (f) the Loans and other Debt outstanding under this Agreement; (g) other unsecured Debt not exceeding $5,000,000 in the aggregate at any one time outstanding; (h) Permitted Pureline Seller Debt; (i) Permitted Convertible Subordinated Debt; and (j) guarantees by the Company of up to $7,500,000 of trade accounts payable of Foreign Subsidiaries arising in the ordinary course of business.

SUBPART 2.9. Amendment to Definition of Permitted Foreign Subsidiary Debt (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Permitted Foreign Subsidiary Debt” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Permitted Foreign Subsidiary Debt” means (i) Debt of the Foreign Subsidiaries in existence on the date of this Agreement and listed in Schedule 6.2, together with refinancings and renewals thereof so long as the maximum available or committed amount of any such refinanced or renewed Debt is not increased in connection therewith, and (ii) obligations arising under the Japan A/R Financing Transaction.

SUBPART 2.10. Amendment to Definition of Permitted Liens (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Permitted Liens” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Permitted Liens” means: (a) Liens in existence on the date of this Agreement and listed in Schedule 6.1 (including any subsequent extension or renewal or replacement of such Liens to the extent (i) the related extension or renewal or replacement of the Debt secured thereby is otherwise permitted under this Agreement, (ii) the principal amount secured thereby is not increased above the amount outstanding immediately prior to such extension or renewal, and (iii) the property subject thereto is not increased); (b) Liens for taxes or assessments or other governmental charges to the extent not required to be paid by Section 5.4; (c) materialmen’s, merchants’, carriers’, worker’s, repairer’s, or other like Liens arising in the ordinary course of business to the extent not required to be paid by Section 5.4; (d) pledges or deposits to secure obligations under worker’s compensation laws, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business; (e) Permitted Real Estate Encumbrances; (f) purchase money Liens upon or in property of the Borrowers or any of their Subsidiaries, or Liens existing in such property at the time of the acquisition thereof, provided that no such Lien extends or shall extend to or cover any property of the Borrowers or any of their Subsidiaries other than the property then being acquired and fixed improvements then or thereafter erected thereon; (g) pledges or deposits of Cash or Cash Equivalents of Foreign Subsidiaries, in an aggregate amount not to exceed $7,500,000 at any time, to secure reimbursement, Debt and other obligations of Foreign Subsidiaries; (h) Liens on the accounts receivables of Nihon Entegris K.K. to secure obligations arising under the Japan A/R Financing Transaction; and (i) Permitted Pureline Seller Liens.

SUBPART 2.11. Amendment to Definition of Revolving Commitment Amount (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Revolving Commitment Amount” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Revolving Commitment Amount” shall mean the aggregate amount of the Revolving Commitments of all Banks at any time, which amount shall be $60,000,000, subject to reduction pursuant to Section 2.13(a) hereof.

SUBPART 2.12. Amendment to Section 2.13(c) (Mandatory Prepayments). Effective on (and subject to the occurrence of) the Effective Date, Section 2.13 is amended by deleting clause (c) and replacing it with the following:

(c) Mandatory Prepayments. The Borrowers shall be required to prepay the Obligations in accordance with the following:

(i) immediately upon the receipt by any Obligor of the proceeds of any voluntary or involuntary sale or disposition of property or assets of an Obligor (including casualty losses or condemnations but excluding sales or dispositions which are permitted under clauses (a), (b), (c), (d), (e), (f), (h), (i), (j) or (k) of Section 6.5), the Borrowers shall prepay the outstanding Obligations in accordance with Section 2.13(c)(iii) in an amount equal to 100% of the Net Cash Proceeds (including condemnation awards and payments in lieu thereof) received by such Obligor in connection with such sales or dispositions; provided, that, nothing contained in this Section 2.13(c)(i) shall permit the Borrowers or any of their Subsidiaries to sell or otherwise dispose of any property or assets other than in accordance with Section 6.5;

(ii) in the event that at any time an Overadvance exists, the Borrowers shall immediately prepay the outstanding Obligations in accordance with Section 2.13(c)(iii) in such amount as may be necessary to cure such Overadvance; and

(iii) each prepayment pursuant to this Section 2.13(c) shall (A) so long as no Application Event shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Loans, until paid in full, and second, to cash collateralize the Letters of Credit in an amount equal to the then extant Letter of Credit Obligations, and (B) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.14(f).

The Revolving Commitment Amount will remain unchanged as a result of any such prepayments.

SUBPART 2.13. Amendment to Section 5.1(h) (Reporting Requirements). Effective on (and subject to the occurrence of) the Effective Date, Section 5.1 is amended by deleting clause (h) thereof and replacing it with the following:

(h) [Reserved]

SUBPART 2.14. Amendment to Section 5.1(i) (Reporting Requirements). Effective on (and subject to the occurrence of) the Effective Date, Section 5.1 is amended by deleting clause (i) thereof and replacing it with the following:

(i) as soon as available, and in any event within 20 days after the end of each fiscal month of the Company, a Borrowing Base Certificate, as certified by the Chief Financial Officer of the Company, together with such supporting reports and agings as the Agent may reasonably request, including, without limitation, Accounts agings, accounts payable agings, and Inventory reports; provided that, if the Total Outstanding Revolving Amount does not exceed $30,000,000 at any time during such fiscal month, such Borrowing Base Certificate may be delivered within 20 days after the end of the fiscal quarter encompassing such fiscal month of the Company;

SUBPART 2.15. Amendment to Section 5.11 (Minimum Liquidity). Effective on (and subject to the occurrence of) the Effective Date, Section 5.11 is amended by deleting such Section and replacing it with the following:

Section 5.11. Minimum Liquidity. The Obligors will at all times maintain Qualified Cash of at least $10,000,000.

SUBPART 2.16. Amendment to Section 5.12. Effective on (and subject to the occurrence of) the Effective Date, Section 5.12 is amended by deleting such Section and replacing it with the following:

Section 5.12 Capital Expenditures. The Borrowers and their Subsidiaries, on a consolidated basis, will not permit the aggregate amount of their Capital Expenditures, measured on a year-to-date basis as of any date of determination, to exceed $30,000,000 as of any measurement date during any fiscal year, in each case minus the amount of any cash investment made in Pureline during such fiscal year (including any cash payment on Permitted Pureline Seller Debt).

SUBPART 2.17. Amendment to Section 5.13 (Maximum Foreign Cash). Effective on (and subject to the occurrence of) the Effective Date, Section 5.13 is amended by deleting such Section and replacing it with the following:

Section 5.13. Maximum Foreign Cash. The Borrowers will not permit the aggregate amount of Cash and Cash Equivalents of the Company and its Foreign Subsidiaries located outside the United States to exceed $75,000,000 as of the last day of any fiscal month.

SUBPART 2.18. Amendment to Section 6.3(c) (Investments). Effective on (and subject to the occurrence of) the Effective Date, Section 6.3 is amended by deleting clause (c) thereof and replacing it with the following:

(c) Intercompany Loans made by (i) an Obligor to a Foreign Subsidiary either (A) prior to the Closing Date that are listed on Schedule 6.3, or (B) in an aggregate amount, together with all equity investments made by the Obligors in Foreign Subsidiaries after the Closing Date, not to exceed $7,500,000 at any one time outstanding, (ii) an Obligor to another Obligor, or (iii) a Foreign Subsidiary to an Obligor or another Foreign Subsidiary; provided, that each Intercompany Loan owing from an Obligor to a Foreign Subsidiary shall be subject to the terms of the Intercompany Subordination and Payment Agreement; and

SUBPART 2.19. Amendment to Section 6.3(i) (Investments). Effective on (and subject to the occurrence of) the Effective Date, Section 6.3 is amended by deleting clause (i) thereof and replacing it with the following:

(i) investments in Pureline made (i) between January 1, 2009 and July 31, 2009 in an amount not to exceed $4,500,000 in the aggregate (taking into account all cash investments and the amount of all Permitted Pureline Seller Debt) for the purchase of an additional 30% of the stock or other ownership interests of Pureline (the “Pureline 2009 Shares”), and (ii) from and after January 1, 2010 in an amount not to exceed $4,500,000 in the aggregate for the purchase of the remaining 30% of the stock or other ownership interests of Pureline (the “Pureline 2010 Shares”); provided, that, (A) in each case, the amount of all such cash investments (including any cash payment on Permitted Pureline Seller Debt) shall be counted against the Capital Expenditures covenant as set forth in Section 5.12 for the applicable period and shall not be permitted if the making of such investment would cause the Company to breach such Capital Expenditures covenant, (B) no Default or Event of Default exists at the time of such investment, and (C) the Company complies with all applicable provisions of Section 5.14 in connection therewith; and

SUBPART 2.20. Amendment to Section 6.3(j) (Investments). Effective on (and subject to the occurrence of) the Effective Date, Section 6.3 is amended by deleting clause (j) thereof and replacing it with the following:

(j) other investments not to exceed $5,000,000 at any one time outstanding.

SUBPART 2.21. Amendment to Section 6.5 (Sale or Transfer of Assets; Suspension of Business Operations). Effective on (and subject to the occurrence of) the Effective Date, Section 6.5 is amended by deleting clause (k) thereof and replacing it with the following clauses (k) and (l):

(k) sales of accounts receivable of Nihon Entegris K.K. pursuant to the terms of the Japan A/R Financing Transaction; or

(l) other dispositions of assets approved by the Agent in its discretion.

SUBPART 2.22. Amendment to Section 6.8 (Restrictions on Nature of Business). Effective on (and subject to the occurrence of) the Effective Date, Section 6.8 is amended by deleting such Section and replacing it with the following:

Section 6.8. Restrictions on Nature of Business. The Company will not, and will not permit any of its Subsidiaries to, engage in any line of business materially different from that in which the Company and its Subsidiaries are presently engaged and businesses reasonably related or complementary thereto, and will not purchase, lease or otherwise acquire assets not related to such business. The Company will not make any change in the manner in which it operates business transactions between the Company and its Domestic Subsidiaries, on the one hand, and its Foreign Subsidiaries, on the other hand, that could reasonably be expected to be materially adverse to the interests of the Agent or the Banks, except as expressly contemplated by the Closing Date Projections.

SUBPART 2.23. Amendment Fee. In consideration of the accommodations set forth herein, the Borrowers shall pay to the Agent, (a) for its own account, on the Effective Date, an arrangement fee as set forth in the amendment engagement letter dated April 29, 2010 from the Agent to the Company (the “Arrangement Fee”), and (b) for distribution to each Approving Bank, on the Effective Date, an amendment fee equal to 15 basis points multiplied by such Approving Bank’s Percentage (as calculated after giving effect to the amendments contemplated hereby) (the “Effective Date Amendment Fee”).

SUBPART 2.24. Amendment to Schedules and Exhibits. Effective on (and subject to the occurrence of) the Effective Date, Schedule 1.1.2 (Revolving Commitment), Schedule 9.3 (Notices), and Exhibit J (Borrowing Base Certificate) are amended by deleting such Schedules and Exhibit and replacing them with the corresponding Schedules and Exhibit attached hereto.

PART III

CONDITIONS TO EFFECTIVENESS OF PART II

SUBPART 3.1. Effective Date. Part II of this Amendment shall be and become effective as of the date hereof when all of the conditions set forth in this Part III shall have been satisfied (the “Effective Date”) (it being understood and agreed that the remainder of this Amendment shall be effective upon the execution and delivery hereof by the parties hereto).

SUBPART 3.2. Execution of Counterparts of Documents. The Agent shall have received fully executed counterparts of this Amendment on or before May 19, 2010, as executed by the Borrowers, the Guarantors and by Banks that constitute the Required Banks (each such Bank that executes and delivers a counterpart to this Amendment prior to the effectiveness of this Amendment, an “Approving Bank”).

SUBPART 3.3. Fees and Expenses. The Borrowers shall have paid (i) all reasonable invoiced fees and expenses (including reasonable attorneys fees and appraisal costs) of the Agent and Wells Fargo Securities, LLC in connection with the Existing Credit Agreement and this Amendment (including without limitation the drafting, reviewing or execution and delivery of this Amendment), and (ii) the Arrangement Fee and the Effective Date Amendment Fee.

SUBPART 3.4. Additional Conditions and Deliveries. Each of the following conditions precedent shall have been satisfied to the reasonable satisfaction of the Agent:

(a) the absence of (i) any event or circumstance, including any event or circumstance generally affecting the industry or industries in which the Company and its Subsidiaries operate, which could reasonably be expected to have a Material Adverse Effect, and (ii) any pending or overtly threatened litigation or proceedings that seek to prohibit, restrain or otherwise stay this Amendment or the Existing Credit Agreement or any of the transactions contemplated hereby or thereby;

(b) as of the Effective Date and after giving effect to all of the transactions contemplated hereby, including, without limitation, the payment of the Arrangement Fee and the Effective Date Amendment Fee, (i) no Default or Event of Default will exist under the Existing Credit Agreement, and (ii) the Total Outstanding Revolving Amount will not exceed the lesser of (A) the Revolving Commitment Amount and (B) the Borrowing Base as of the Effective Date (as set forth in a Borrowing Base Certificate to be delivered to the Agent on the Effective Date, which Borrowing Base Certificate shall be based on Accounts, Inventory and Fixed Assets as of April 3, 2010), as calculated after giving effect to this Amendment; and

(c) the Agent shall have received amended and restated Notes in favor of each Bank, reflecting the Revolving Commitment of each Bank after giving effect to this Amendment.

PART IV

MISCELLANEOUS

SUBPART 4.1. No Course of Dealing. The Obligors acknowledge and agree that the execution, delivery and performance of this Amendment shall not create (nor shall the Obligors rely upon the existence of or claim or assert that there exists) any obligation of any of the Agent or the Banks to consider or agree to any other amendment of or waiver or consent with respect to the Amended Credit Agreement or any other instrument or agreement to which the Agent or any Bank is a party, and in the event that the Agent and the Banks subsequently agree to consider any requested amendment, waiver or consent, neither the existence of this Amendment nor any other conduct of the Agent or the Banks related hereto shall be of any force or effect on the Banks’ consideration or decision with respect to any such requested amendment, waiver or consent, and the Banks shall not have any obligation whatsoever to consider or agree to any such amendment, waiver or consent.

SUBPART 4.2. Waiver of Claims. In order to induce Agent and Banks to enter into this Amendment, each Obligor hereby releases, remises, acquits and forever discharges each Bank and the Agent and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment, the Amended Credit Agreement or the other Loan Documents (collectively, the “Released Matters”). Each Obligor hereby acknowledges that the agreements in this Subpart 4.2 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Obligor hereby represents and warrants to each Bank and the Agent that it has not purported to transfer, assign or otherwise convey any right, title or interest of any Obligor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

SUBPART 4.3. Acknowledgments and Stipulations. In order to induce Agent and Banks to enter into this Amendment, each Borrower acknowledges, stipulates and agrees that (a) all of the Obligations are absolutely due and owing by Borrowers to Agent and Banks without any defense, deduction, offset or counterclaim (and, to the extent any Borrower had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); (b) the Loan Documents executed by each Obligor are legal, valid and binding obligations of such Obligor enforceable against such Obligor in accordance with their respective terms; (c) the Liens granted by each Obligor to Agent in the Collateral are valid and duly perfected Liens, subject only to Permitted Liens; (d) each of the recitals contained at the beginning of this Amendment is true and correct; and (e) prior to executing this Agreement, each Obligor consulted with and had the benefit of advice of legal counsel of their own selection and has relied upon the advice of such counsel, and in no part upon the representation of Agent, any Bank or any counsel to Agent or any Bank concerning the legal effects of this Agreement or any provision hereof.

SUBPART 4.4. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.5. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement (including without limitation the Schedules thereto) to the “Agreement,” and all references in the other Loan Documents to the “Credit Agreement,” shall be deemed to refer to the Amended Credit Agreement.

SUBPART 4.6. Representations and Warranties of the Obligors. Each Obligor hereby represents and warrants that (a) the representations and warranties contained in the Existing Credit Agreement and the other Loan Documents (after giving effect to the amendments contained herein) are correct in all material respects on and as of the date hereof as though made on and as of such date and (b) no Default or Event of Default exists on and as of the date hereof. Without limitation of the preceding sentence, each Obligor hereby expressly reaffirms the validity, effectiveness and enforceability of each Loan Document to which it is a party (in each case, as the same may be modified by the terms of this Amendment).

SUBPART 4.7. Counterparts. This Amendment may be executed in any number of counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. THIS AMENDMENT SUPPLEMENTS, AND FORMS A PART OF, THE EXISTING CREDIT AGREEMENT, BUT (FOR THE AVOIDANCE OF DOUBT) THE PARTIES HERETO IN ANY EVENT SPECIFICALLY AGREE (WITHOUT LIMITATION OF THE FIRST PART OF THIS SENTENCE) THAT THE PROVISIONS OF SECTION 9.7 OF THE EXISTING CREDIT AGREEMENT APPLY TO THIS AMENDMENT, MUTATIS MUTANDIS.

SUBPART 4.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENTEGRIS, INC.

By:	/s/ Gregory B. Graves
Name:	Gregory B. Graves
Title:	Chief Financial Officer, Executive
Vice President and Treasurer

POCO GRAPHITE, INC.

By:	/s/ Gregory B. Graves
Name:	Gregory B. Graves
Title:	Vice President and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENTEGRIS PACIFIC LTD., as a Guarantor

/s/ Gregory B. Graves
By:	Gregory B. Graves
Title:	Treasurer

ENTEGRIS LOGISTICS, INC., as a Guarantor

/s/ Gregory B. Graves
By:	Gregory B. Graves
Title:	Vice President and Treasurer

ENTEGRIS MATERIALS, INC., as a Guarantor

/s/ Gregory B. Graves
By:	Gregory B. Graves
Title:	Vice President and Treasurer

ENTEGRIS SPECIALTY MATERIALS, LLC (f/k/a Poco Graphite Holdings, LLC), as a Guarantor

/s/ Gregory B. Graves
By:	Gregory B. Graves
Title:	Executive Vice President and Treasurer

POCO GRAPHITE INTERNATIONAL, INC., as a Guarantor

/s/ Gregory B. Graves
By:	Gregory B. Graves
Title:	Vice President and Treasurer

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank and as Agent

/s/ Sharlyn Rekenthaler
By:	Sharlyn Rekenthaler
Title:	Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CITIBANK, N.A., as a Bank

By:	/s/ Humberto M. Salomon
Humberto M. Salomon, Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RBS CITIZENS, NATIONAL ASSOCIATION, as successor by merger to Citizens Bank, N.A., as a Bank

/s/ Andrew J. Meara
By:	Andrew J. Meara
Title:	Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Geraldine King
Title:	Geraldine King Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION, SUCCESSOR TO NATIONAL CITY BANK, as a Bank

/s/ Michael Leong
By:	Michael Leong
Title:	Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION, as a Bank

/s/ Ziad W. Amra
By:	Ziad W. Amra
Title:	Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Exhibit J

Borrowing Base Certificate

[See Attachment that Follows]

COMMERCIAL LOANS	WELLS FARGO BANK N.A.

COLLATERAL SUMMARY AND RECONCILIATION COVERING COLLATERAL ACTIVITY FOR THE PERIOD

FROM :	TO :

THE FOLLOWING IS SUBMITTED AS A RECONCILIATION OF THE CURRENT AGING TO THAT OF THE PREVIOUS MONTH

	CC1000-Entegris, Inc	CC2070-ESC	CC2080-Poco Gr	Total
1. A/R GENERAL LEDGER BALANCE				$—
2. LESS: INELIGIBLE RESERVE PER EXHIBIT 1				$—

3. NET ELIGIBLE ACCOUNTS RECEIVABLE (Line 1 minus Line 2)	$—	$—	$—	$—

4. AVAILABLE ADVANCE ON ACCOUNTS RECEIVABLE 75% OF LINE 3	$—	$—	$—	$—

5. TOTAL INVENTORY, PER EXHIBIT 1				$—
6. LESS: INVENTORY INELIGIBLE, PER EXHIBIT 1				$—

7. NET ELIGIBLE INVENTORY (LINE 5 LESS LINE 6)	$—	$—	$—	$—

8. AVAILABLE ADVANCE ON INVENTORY: 45% OF LINE 8	$—	$—	$—	$—

9. Fixed Assets at NOLV (Net Orderly Liquidation Value) 25,000,000.00 Cap	$—	$—	$—	$—

10. MAXIMUM BORROWING BASE (A/R, INV., AND FIXED ASSETS) (LINE 4 PLUS LINE 8 PLUS 9)				$—

11. LESS: OUTSTANDING LOAN BALANCE AS OF END OF MONTH				$—
12. AVAILIABILITY (LINE 10 MINUS LINE 11)				$—

THE ABOVE ACCOUNTS, INVENTORY, and FIXED ASSETS ARE ASSIGNED TO WELLS FARGO BANK N.A, as AGENT AND A SECURITY INTEREST GRANTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE EXISTING CONTINUING SECURITY AGREEMENT AND MORTGAGES BETWEEN THE UNDERSIGNED AND WELLS FARGO BANK N.A. AS AGENT AND THE BANKS AS DEFINED IN THE AMENDED AND RESTATED CREDIT AGREEMENT TO WHICH REFERENCE IS MADE. WE HEREBY CERTIFY THAT THE FOREGOING IS TRUE AND CORRECT IN ALL PARTICULARS AND THE ASSETS DESCRIBED ABOVE AS COLLATERAL FOR LOANS REPRESENT ASSETS WHICH CONFORM TO ALL REPRESENTATIONS AND WARRANTIES SET FORTH IN SAID AGREEMENT.

BY: AUTHORIZED SIGNATURE
Entegris, Inc, on behalf of the Borrowers
TITLE: Gregory B. Graves, CFO	DATE:

ASSET-BASED COMMERCIAL LOANS

EXHIBIT 1 TO BORROWING BASE CERTIFICATE DATED:

INELIGIBLE ACCOUNTS RECEIVABLE:	CC1000- Entegris, Inc	CC2070- ESC	CC2080- Poco Gr
Foreign Accounts in excess of $3,000,000 in the aggregate	$—	$—	$—
A/R owing from an affiliate or any Borrower	$—	$—	$—
Accounts deems uncollectable due to the Account Debtor’s financial condition	$—	$—	$—
under Agents Permitted Discretion
Accounts that are not subject to Agent’s valid and perfected first priority lien	$—	$—	$—
TOTAL INELIGIBLE (Transfer to Line 2 of Certificate)	$—	$—	$—

INVENTORY:
Raw Materials	$—	$—	$—

WORK IN PROCESS	$—	$—	$—

FINISHED GOODS	$—	$—	$—

TOTAL INVENTORY:	$—	$—	$—

(Transfer to Line 5 of Certificate)

INELIGIBLE INVENTORY:
Borrower does not have good, valid and marketable title	$—	$—	$—
Intransit or not located in U.S. at a non-disclosed location.	$—	$—	$—
not subject to Agent’s Valid perfected first priority lien.	$—	$—	$—
Returned or Rejected by the Borrower’s customer	$—	$—	$—
Obsolete, slow-moving	$—	$—	$—
Work in process	$—	$—	$—
Spare Parts / Supplies / Bill and Hold Goods / Defective or “Seconds”	$—	$—	$—
Inventory Acquired on Consignment	$—	$—	$—
Inventory Placed on Consignment > $2,500,000.	$—	$—	$—
TOTAL INELIGIBLE INVENTORY:	$—	$—	$—
(Transfer to Line 6 of Certificate)
	$—	$—	$—

FIXED ASSETS AT NOLV:
Real estate	$—		$—
Equipment	$—		$—
Less Asset Sales	$—		$—
Eligible Fixed Assets	$—	$—	$—

Schedule 1.1.2

Revolving Commitments and Percentages

Bank:	Revolving Commitment:	Percentage:
Wells Fargo Bank, National Association	$15,500,000.00	25.83333333%

Citibank, N.A.	$10,700,000.00	17.83333333%

RBS Citizens, National Association	$10,700,000.00	17.83333333%

JPMorgan Chase Bank, N.A.	$7,700,000.00	12.83333333%

PNC Bank, National Association	$7,700,000.00	12.83333333%

U.S. Bank National Association	$7,700,000.00	12.83333333%

Total:	$60,000,000.00	100.0000000%

SCHEDULE 9.3

NOTICES

1. If to Entegris, Inc.:	Chief Financial Officer Entegris, Inc. 3500 Lyman Boulevard Chaska, Minnesota 55318 Fax: 952-556-4480

with a copy to:

General Counsel Entegris, Inc. 129 Concord Road Billerica, Massachusetts 01821 Fax: 978-436-6739

2. If to Wells Fargo Bank, National Association:	Wells Fargo Bank, National Association 7900 Xerxes Avenue South Suite 2300 Bloomington, Minnesota 55431 Attention: Sharlyn Rekenthaler Fax: 612-316-1621

with a copy to

David Kurzweil Greenberg Traurig LLP 3290 Northside Parkway, Suite 400 Atlanta, Georgia 30327 Fax: 678-553-2681

3. If to Citibank, N.A.:	Citibank, N.A. 388 Greenwich St., 32nd Floor New York, NY 10013 Attention: Humberto M. Salomon Fax: 646-308-6565

4. If to RBS Citizens, National Association:	RBS Citizens, National Association 101 Park Avenue NYCP 10 New York, NY 10178 Attention: Andrew Meara Fax: 212-401-3885

5. If to JPMorgan Chase Bank, N.A.:	JPMorgan Chase Bank, N.A. 277 Park Avenue, 23rd Floor New York, NY 10172 Attention: Anthony Galea Fax: 866-682-7113

6. If to PNC Bank, National Association:	PNC Bank, National Association 1 N. Franklin Street, 25th Floor, C-LO1-25 Chicago, IL 60606 Attention: Michael Leong Fax: 312-338-5313

7. If to U.S. Bank National Association:	U.S. Bank National Association Special Assets Group U.S. Bancorp Center BC-MN-H22A 800 Nicollet Mall, 22nd Floor Minneapolis, MN 55402 Attention: Ziad W. Amra, Vice President Fax: 612-303-4660